UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2014

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16941 Keegan Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 735-0553

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 9 and 10, 2014, U.S. Auto Parts Network, Inc.’s Chief Executive Officer Shane Evangelist will be presenting and participating in one-on-one meetings with various investors and others regarding the Company in Dallas, Texas, Fort Worth, Texas, and Denver, Colorado. The information to be disclosed during these meetings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Presentation of U.S. Auto Parts Network, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. AUTO PARTS NETWORK, INC.

Dated: September 9, 2014	By:	/s/ SHANE EVANGELIST
Shane Evangelist
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of U.S. Auto Parts Network, Inc.